SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2003

BOSTON LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-6533	87-0277826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Newbury Street, 5th Floor Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  (617) 425-0200

Item 5.    Other Events

On October 8, 2003, Boston Life Sciences, Inc. announced that Dr. Marc Lanser, founder of the Company and currently Executive Vice President, Chief Scientific Officer as well as a member of the Board of Directors, was requested by the Board to assume the responsibilities of President and Chief Operating Officer. The Company’s press release announcing this development is filed as an exhibit to this report

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Press Release issued by the Company on October 8, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON LIFE SCIENCES INC.

Date: October 13, 2003	By:	/S/ JOSEPH HERNON
	Name:	Joseph Hernon
	Title:	Chief Financial Officer and Secretary

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EXHIBIT INDEX

The following designated exhibits are incorporated by reference or filed with this report, as indicated:

99.1	Press Release issued by the Company on October 8, 2003.

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